UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   August 29, 2008
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                             SALISBURY BANCORP, INC.
               (Exact name of registrant as specified in charter)

         Connecticut                 000-24751                   06-1514263
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       (State or other             (Commission                  (IRS Employer
jurisdiction of incorporation)     File Number)              Identification No.)

5 Bissell Street, Lakeville, Connecticut                              06039-1868
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(Address of principal executive offices)                              (zip code)


Registrant's telephone number, including area code:  (860) 435-9801
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         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (12 C.F.R. 230.425)

[_] Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Form 8-K, Current Report
Salisbury Bancorp, Inc.

Section 8.  Other Events

Item 8.01.  Other Events
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      The Board of Directors of Salisbury Bancorp, Inc. declared a $0.28 per share quarterly cash dividend at their August 29, 2008 Board Meeting.

      The quarterly cash dividend will be paid on October 31, 2008 to shareholders of record as of September 30, 2008.

      Additionally, on September 2, 2008, the Company announced the adoption of a Dividend Reinvestment and Stock Purchase Plan.

      A copy of the press release  announcing  these matters  attached hereto as
Exhibit 99.1.

Section 9.  Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits
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            (d) Exhibits 99.1 Press Release dated September 2, 2008.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated: September 3, 2008                        SALISBURY BANCORP, INC.


                                                By: /s/ John F. Foley
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                                                     John F. Foley
                                                     Chief Financial Officer